UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

AYRO, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

AYRO, Inc.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 512-994-4917

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AYRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 20, 2023, AYRO, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on October 27, 2023, the record date for the Annual Meeting, there were (i) 4,890,137 shares of common stock, par value $0.0001 per share, entitled to an aggregate of 4,890,137 votes, (ii) 50 shares of Series H-6 Convertible Preferred Stock, par value $0.0001 per share, entitled to an aggregate of 125 votes, and (iii) 22,000 shares of Series H-7 Convertible Preferred Stock, par value $0.0001 per share, entitled to an aggregate of 3,819,444 votes, outstanding and entitled to vote on the proposals described below.

At the Annual Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. Each proposal is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 18, 2023 (the “Proxy Statement”). The final voting results are as follows:

1.	Election of six directors to serve on the Company’s board of directors for a term of one year or until their successors are elected and qualified, for which the following are nominees: Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joshua Silverman	1,615,362	169,302	1,633,277
Wayne R. Walker	1,727,717	56,947	1,633,277
George Devlin	1,728,293	56,371	1,633,277
Sebastian Giordano	1,695,644	89,020	1,633,277
Zvi Joseph	1,648,270	136,394	1,633,277
Greg Schiffman	1,654,911	129,753	1,633,277

2.	Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
1,677,722	90,885	16,057	1,633,277

3.	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
3,362,443	32,323	23,175

The proposals described above were acted upon by the Company’s stockholders at the Annual Meeting and received a sufficient number of votes to be approved. For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYRO, INC.

Date: December 20, 2023	By:	/s/ David E. Hollingsworth
David E. Hollingsworth
Chief Financial Officer